HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042	HV-3574 - PremierSolutions Standard

333-145655	HV-3739 - Group Variable Annuity Contracts [Rescission Product]

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Supplement dated May 16, 2011 to your Prospectus

FUND NAME CHANGE

HARTFORD GLOBAL HEALTH HLS FUND – CLASS IA

Effective August 5, 2011, the following name change is made to your Prospectus:

Old Name	New Name

Hartford Global Health HLS Fund - Class IA	Hartford Healthcare HLS Fund - Class IA

As a result of the change, all references to the Old Name in your Prospectus are deleted and replaced with the New Name.

The Prospectus is amended to reflect the above change.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.